CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report On Form 10-QSB of Artcraft III Inc. for the quarter ending February 28, 2005, I, John Lopes, Chief Executive Officer and Chief Financial Officer of Artcraft III Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such Quarterly Report on Form 10-KSB for the quarter ending February 28, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Quarterly Report on Form 10-QSB for the quarter ending February 28, 2005, fairly presents, in all material respects, the financial condition and results of operations of Artcraft III Inc.

Dated:  April 19, 2005

ARTCRAFT III INC.


By: /s/ John Lopes
-------------------------------------
Chief Executive Officer and
Chief Financial Officer